UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of earliest event reported: December 8, 2005
Date of report: December 8, 2005
Ferrellgas Partners, L.P.
Ferrellgas Partners Finance Corp.
Ferrellgas, L.P.
Ferrellgas Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671

(States or other jurisdictions of incorporation)	(Commission file numbers)	(I.R.S. Employer Identification Nos.)
7500 College Boulevard, Suite 1000 Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)
(913) 661-1500

(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure
     On December 8, 2005, Ferrellgas Partners, L.P. issued a press release regarding its financial results for the first fiscal quarter ended October 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
     The following material is furnished as an exhibit to this Current Report on Form 8-K.

Exhibit 99.1	Press release of Ferrellgas Partners, L.P. dated December 8, 2005, reporting its financial results for the first fiscal quarter ended October 31, 2005.
Limitation on Materiality and Incorporation by Reference
     The information in this Current Report on Form 8-K related to Items 2.02 and 7.01, including Exhibit 99.1 furnished herewith, is being furnished to the SEC pursuant to Item 2.02 and Item 7.01 of Form 8-K and is not to be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, such information is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.
     The furnishing of particular information in this Current Report, including Exhibit 99.1 furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P. By Ferrellgas, Inc., its general partner
Date: December 8, 2005	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer

FERRELLGAS PARTNERS FINANCE CORP.
Date: December 8, 2005	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer

FERRELLGAS, L.P. By Ferrellgas, Inc., its general partner
Date: December 8, 2005	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer

FERRELLGAS FINANCE CORP.
Date: December 8, 2005	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release of Ferrellgas Partners, L.P. dated December 8, 2005, reporting its financial results for the first fiscal quarter ended October 31, 2005.